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                                                                   Exhibit 23.5

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

  I hereby consent to the incorporation by reference in the Prospectus constituting part of the Registration Statement on Form S-3 (No 333-17459) of Astea International Inc. of our report dated May 24, 1995 relating to the consolidated financial statements of E.L.G. Data AB for the year ended December 31, 1994 which appears in Form 8-K/A (Amendment No. 2 to Form 8-K dated as of July 12, 1996) of Astea International Inc. dated September 11, 1996.

                                       ERNST & YOUNG


Stockholm December 16, 1996